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                                                                    EXHIBIT 10.2

                         AMENDMENT TO LICENSE AGREEMENT
                                     BETWEEN
                  THE PRESIDENT AND FELLOWS OF HARVARD COLLEGE
                                       AND
                           BOSTON LIFE SCIENCES, INC.,
                        EFFECTIVE AS OF OCTOBER 15, 1996
                          RE: HARVARD CASE NO: 1194-95
                                 (THE "LICENSE")

Article 1.11, the definition of "PATENT RIGHTS," shall be amended to read as follows: U.S. Patent Application Serial No. 08/552,584 filed November 3, 1995 entitled "Dopamine Transporter Imaging Agents," the U.S. Patent Application Serial No. 60/133,761 filed May 12, 1999 entitled "Dopamine Transporter Imaging Agents," the U.S. Patent Application Serial No. 09/568,106 filed May 10, 2000, entitled "Dopamine Transporter Imaging Agents," the U.S. Patent Application Serial No. 60/313,205 filed August 17, 2001, entitled "Therapeutic Tropane Compounds," and the U.S. Patent Application Serial No. 10/222,530 filed August 16, 2002, entitled "Therapeutic Tropane Compounds," and any foreign (Non-U.S.) counterparts including continuations, divisions or extensions and all patents which issue therefrom in any country. It also includes continuations-in-part of the above-listed applications for which Drs. Alun Jones, Bertha Madras, Ashfaq Mahood, Alan Davison, Peter Meltzer, Paul Blundell and/or Alan Fischman are legally listed among the inventive entity and any foreign (Non-U.S.) counterparts including continuations, divisions or extensions and all patents which issue therefrom in any country.

All other terms and conditions of the License shall remain unchanged. This amendment shall become effective on April 1, 2007.

BOSTON LIFE SCIENCES, INC.              PRESIDENT AND FELLOWS
                                        OF HARVARD COLLEGE
                                        Office of Technology Development


/s/ Kenneth L. Rice                     /s/ Isaac T. Kohlberg
-------------------------------------   ----------------------------------------
Name: Kenneth L. Rice, Jr.              Name: Isaac T. Kohlberg
Position: EVP & CFO                     Position: Senior Associate Provost
                                                  Chief Technology
                                                  Development Officer
                                                  Office of Technology
                                                  Development Harvard University

Date: 3/23/07                           Date:
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